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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of l934

Date of report (Date of earliest event reported) January 6, 1998


                       SYSTEM SOFTWARE ASSOCIATES, INC.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


                    0-15322                                36-3144515
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            (Commission File Number)                    (I.R.S. Employer
                                                       Identification No.)


                 500 West Madison
                 Chicago, Illinois                            60661
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      (Address of principal executive offices)              (Zip Code)


                                (312) 258-6000
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             (Registrant's Telephone Number, Including Area Code)


                                      N/A
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        (Former name or former address, if changed since last report.)
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Item 5.   Other Events
          ------------

     On January 6, 1998, the Registrant issued a press release announcing the appointment of its new chief operating officer, president and director, William
M. Stuek.  A copy of the press release is attached as an exhibit.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

 (c)      Exhibits
          --------

          99   Press Release dated January 6, 1998.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SYSTEM SOFTWARE ASSOCIATES, INC.


Date January 12, 1998            BY: /s/ Joseph J. Skadra
                                     --------------------
                                      Joseph J. Skadra, Chief Financial Officer